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                                                                    Exhibit 23.2

Consent of Independent Accountants

We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated February 26, 1999 relating to the financial statements, which appears in Mediconsult.com, Inc.'s Prospectus, filed November 30, 1999, pursuant to Rule 424(b) of the Securities Act of 1933, as amended.


                                     /s/ PricewaterhouseCoopers

December 16, 1999